Exhibit 32.1

                  Certification Pursuant to 18 U.S.C. Sec. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

              _____________________________________________________

     In connection with the filing by Trend Mining Company (the "Company") of the Quarterly Report on Form 10-QSB for the period ending December 31, 2003 (the "Report"), each of the undersigned hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/
                                         ---------------------------------------
                                         Kurt J. Hoffman
                                         President and Chief Executive Officer



                                         /s/
                                         ---------------------------------------
                                         John P. Ryan
                                         Treasurer and Chief Financial Officer